TRUSTEES POWER OF ATTORNEY


City of Minneapolis

State of Minnesota

         Each of the undersigned, as trustees of the below listed open-end, diversified investment companies that previously have filed registration statements and amendments thereto pursuant to the requirements of the Investment Company Act of 1940 with the Securities and Exchange Commission:

                                                              1940 Act
                                                             Reg. Number

                    Growth Trust                              811-07395
                    Growth and Income Trust                   811-07393
                    Income Trust                              811-07307
                    Tax-Free Income Trust                     811-07397
                    World Trust                               811-07399

hereby constitutes and appoints Arne H. Carlson, any other member of the Boards who is not an interested person of the investment manager, and Leslie L. Ogg or any one of these persons individually, as her or his attorney-in-fact and agent, to sign for her or him in her or his name, place and stead any and all further amendments to said registration statements filed pursuant to said Act and any rules and regulations thereunder, and to file such amendments with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting to either of them the full power and authority to do and perform each and every act required and necessary to be done in connection therewith.

         Dated the 11th day of November, 2004.


/s/ Arne H. Carlson                              /s/ Stephen R. Lewis, Jr.
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    Arne H. Carlson                                  Stephen R. Lewis, Jr.

/s/ Philip J. Carroll, Jr.                       /s/ Catherine James Paglia
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    Philip J. Carroll, Jr.                           Catherine James Paglia

/s/ Livio D. DeSimone                            /s/ Alan K. Simpson
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    Livio D. DeSimone                                Alan K. Simpson

/s/ Patricia M. Flynn                            /s/ Alison Taunton-Rigby
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    Patricia M. Flynn                                Alison Taunton-Rigby

/s/ Anne P. Jones                                /s/ William F. Truscott
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    Anne P. Jones                                    William F. Truscott